SECURITIES AND EXCHANGE COMMISSION


                         Washington, D.C.  20549


                                FORM 8-K


                             CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported):  June 18, 1997



                              Farrel Corporation
           (Exact name of registrant as specified in its charter)

     Delaware                         0-19703                22-2689245
(State or Other Jurisdiction of   (Commission File         (I.R.S. Employer
Incorporation or Organization)         Number)            Identification No.)

          25 Main Street
          Ansonia, Connecticut                    06401
     (Address of principal executive offices)   (Zip Code)

   Registrant's telephone number, including area code:  (203) 736-5500

                                   N/A
      (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

     On June 18, 1997. Farrel Corporation, a Delaware corporation (the "COMPANY") issued a press release announcing the strike of the unionized workers at the Company's Ansonia and Derby, Connecticut, assembly, repair, and warehouse facilities.

     The Company (Nasdaq: FARL) is a leading research, engineering, manufacturing and marketing company serving the rubber and plastics compounding industries worldwide.

     In accordance with General Instruction F to Form 8-K, a copy of the press release dated June 18, 1997 is attached hereto as Exhibit 20 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits:

          20   Press Release, dated June 18, 1997, issued by the Company.
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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               FARREL CORPORATION


Date: June 23, 1997            By   /s/ PETER L. HESS
                                  -------------------------------
                                  Peter L. Hess
                                  General Counsel and Secretary


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